UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
April 28, 2017
Date of Report (Date of earliest event reported)

STEWART INFORMATION SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Post Oak Blvd. Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-625-8100
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07.                          Submission of Matters to a Vote of Security Holders.

On April 28, 2017, Stewart Information Services Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, 22,532,708 shares of the Company’s common stock were present in person or by proxy.  The stockholders voted on four proposals and cast their votes as described below.

Proposal No. 1

The Company’s stockholders elected nine of the Company’s directors, constituting the entire Board of Directors, as set forth below:

	For	Withheld	Broker Non-Votes
Election of Directors by Common Stockholders
Arnaud Ajdler	19,892,397	604,859	2,035,452
C. Allen Bradley	20,024,602	472,654	2,035,452
James Chadwick	19,900,359	596,897	2,035,452
Glenn C. Christenson	20,007,894	489,362	2,035,452
Robert L. Clarke	20,017,376	479,880	2,035,452
Frederick H. Eppinger	20,008,260	488,996	2,035,452
Thomas G. Apel	20,006,546	490,710	2,035,452
Matthew W. Morris	20,026,173	471,083	2,035,452
Clifford Press	19,548,489	948,767	2,035,452

Proposal No. 2

The Company’s stockholders cast their votes in favor of the advisory resolution regarding the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstentions	Broker Non-Votes
20,103,466	199,815	193,975	2,035,452

Proposal No. 3

The Company’s stockholders approved, on an advisory basis, the frequency of every year for the holding of the advisory vote on the compensation of the named executive officers as set forth below:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
16,067,695	30,857	4,054,352	344,352	2,035,452

Based on these results, the Company has determined that it will hold advisory votes every year until the next advisory vote on the frequency of advisory votes on compensation occurs or until the Company otherwise determines that a different frequency for such votes is in the best interests of the stockholders. The next required advisory vote on the frequency will occur no later than 2023.
Proposal No. 4

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditors for 2017 as set forth below:

For	Against	Abstentions
22,201,469	93,691	237,548

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
STEWART INFORMATION SERVICES CORPORATION

By: /s/ J. Allen Berryman
J. Allen Berryman, Chief Financial Officer, Secretary, Treasurer and Principal Financial Officer

Date: May 1, 2017

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